UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 17, 2008

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	000-27261 (Commission File Number)	93-0549963 (I.R.S. Employer Identification Number)

9191 South Jamaica Street, Englewood, CO (Address of principal executive offices)		80112-5946 (Zip Code)

Registrant’s telephone number, including area code: 303-771-0900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2008, Ralph R. Peterson announced his intention to retire effective October 12, 2009.   He will be 65 years old at the time of his retirement.  Pursuant to the longstanding succession plan initiative that Mr. Peterson and our Board of Directors have been considering for the last two years, Mr. Peterson also announced his intention to step-down from his position as CH2M HILL’s Chief Executive Officer, effective January 1, 2009.  He will remain as CH2M HILL’s Chairman of the Board of Directors through the end of his current Board term in May, 2009.  Thereafter, until his retirement, Mr. Peterson will serve as CH2M HILL’s non-executive Chairman Emeritus.

Mr. Peterson’s career at CH2M HILL spans 43 years, from 1965 in Corvallis, Oregon as a staff engineer, to Vice President and Director of Industrial Processes in 1977, to Senior Vice President and Director of Technology in 1988 and President and CEO starting in 1991.  Mr. Peterson has been CH2M HILL’s Chairman of the Board since May, 2000.

Concurrent with Mr. Peterson’s announcement, effective as of January 1, 2009, CH2M HILL’s Board of Directors appointed Lee A. McIntire to succeed Mr. Peterson as the Chief Executive Officer of CH2M HILL.  Mr. McIntire joined CH2M HILL as the President and Chief Operating Officer in February 2006. Immediately before joining CH2M HILL, Mr. McIntire was a Professor and Executive-in-Residence at the Graduate School of Management, University of California, Davis (UC Davis). Prior to his service at UC Davis, Mr. McIntire spent more than 15 years with Bechtel Group, Inc., where he served as the President of Bechtel Civil between 2001 and 2003, the President of Bechtel North America between 1999 and 2000, President of Bechtel National Inc. between 1995 and 1998, Chairman and Chief Executive Officer of Bechtel Systems Inc. between 1997 and 1999, and a member of the Board of Directors for Bechtel Group, Inc. between 1999 and 2004.

On September 19, 2008, CH2M HILL issued a press release announcing the foregoing executive transitions.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CH2M HILL COMPANIES, LTD.
(Registrant)

Date: September 22, 2008	By:	/s/ Margaret B. McLean
Margaret B. McLean
Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 19, 2008.